Schedule A

General Partner of Deerfield Private Design Fund III, L.P.

The general partner of Deerfield Private Design Fund III, L.P. is Deerfield Mgmt III, L.P. The address of the principal business and/or principal office of Deerfield Mgmt III, L.P. and Deerfield Private Design Fund III, L.P. is 345 Park Avenue South, 12th Floor, New York, New York 10010.

General Partner of Deerfield Mgmt III, L.P.

The general partner of Deerfield Mgmt III, L.P. is Deerfield UGP, LLC. The address of the principal business and/or principal office of Deerfield Mgmt III, L.P. and Deerfield UGP, LLC is 345 Park Avenue South, 12th Floor, New York, New York 10010.

General Partner of Deerfield Healthcare Innovations Fund, L.P.

The general partner of Deerfield Healthcare Innovations Fund, L.P. is Deerfield Mgmt HIF, L.P. The address of the principal business and/or principal office of Deerfield Healthcare Innovations Fund, L.P. and Deerfield Mgmt HIF, L.P. is 345 Park Avenue South, 12th Floor, New York, New York 10010.

General Partner of Deerfield Mgmt HIF, L.P.

The general partner of Deerfield Mgmt HIF, L.P. is Deerfield UGP, LLC. The address of the principal business and/or principal office of Deerfield Mgmt HIF, L.P. and Deerfield UGP, LLC is 345 Park Avenue South, 12th Floor, New York, New York 10010.

General Partner of Deerfield Private Design Fund IV, L.P.

The general partner of Deerfield Private Design Fund IV, L.P. is Deerfield Mgmt IV, L.P.. The address of the principal business and/or principal office of Deerfield Mgmt IV, L.P. and Deerfield Private Design Fund IV, L.P. is 345 Park Avenue South, 12th Floor, New York, New York 10010.

General Partner of Deerfield Mgmt IV, L.P.

The general partner of Deerfield Mgmt IV, L.P. is Deerfield UGP, LLC. The address of the principal business and/or principal office of Deerfield Mgmt IV, L.P. and Deerfield UGP, LLC is 345 Park Avenue South, 12th Floor, New York, New York 10010.

General Partner of Deerfield Partners, L.P.

The general partner of Deerfield Partners, L.P. is Deerfield Mgmt, L.P. The address of the principal business and/or principal office of Deerfield Mgmt, L.P. and Deerfield Partners, L.P. is 345 Park Avenue South, 12th Floor, New York, New York 10010.

General Partner of Deerfield Mgmt III, L.P.

The general partner of Deerfield Mgmt III, L.P. is Deerfield UGP, LLC. The address of the principal business and/or principal office of Deerfield Mgmt III, L.P. and Deerfield UGP, LLC is 345 Park Avenue South, 12th Floor, New York, New York 10010.

General Partner of Deerfield Management Company, L.P.

The general partner of Deerfield Management Company, L.P. is Deerfield UGP LLC. The address of the principal business and/or principal office of Deerfield Management Company, L.P. and Deerfield UGP, LLC is 345 Park Avenue South, 12th Floor, New York, New York 10010.